UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
SIGNATURES

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) On November 5, 2025, Weyerhaeuser Company (“Weyerhaeuser”) entered into a commercial paper program (the “Program”) pursuant to which Weyerhaeuser may issue short-term, unsecured commercial paper notes (the “Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Weyerhaeuser may issue Notes from time to time in an aggregate amount not to exceed $1,750,000,000 outstanding at any time.

The Notes will have maturities of up to 397 days from the date of issue and will not be subject to voluntary prepayment by Weyerhaeuser or redemption prior to maturity. The Notes will rank equal in right of payment with all of Weyerhaeuser’s other unsecured and unsubordinated indebtedness. When issued, Weyerhaeuser intends to use the net proceeds of the Notes for general corporate purposes. No Notes are currently outstanding under the Program.

A national bank will act as issuing and paying agent under the Program. One or more commercial paper dealers will each act as a dealer under the Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into between Weyerhaeuser and each Dealer (the “Dealer Agreements”). Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions.

One or more of the Dealers and certain of their respective affiliates have from time to time provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to Weyerhaeuser and its affiliates for which such Dealers and/or affiliates have received or will receive customary fees and expenses.

The Notes to be offered have not been and will not be registered under the Securities Act or state securities laws and may not be offered and sold except in compliance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to purchase any Notes.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding Weyerhaeuser’s intended use of net proceeds from the issuance of Notes under the Program. These forward-looking statements are based on our current expectations and assumptions and are not guarantees of future events or performance. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties and other factors related to Weyerhaeuser’s current business strategies and future financial performance and liquidity, along with those identified in Weyerhaeuser’s 2024 Annual Report on Form 10-K and those set forth from time to time in our other public statements, reports, registration statements, prospectuses, information statements and other filings with the Securities and Exchange Commission. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on Weyerhaeuser’s business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and Weyerhaeuser undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: November 12, 2025